Exhibit 10.13

ASSIGNMENT OF OPTION TO PURCHASE REAL ESTATE

WHEREAS, Imker Farms has entered into an Option to Purchase Real Estate (as seller) with Lamberton EDA of Lamberton, Minnesota (as buyer), said Option to Purchase Real Estate dated October 27, 2005, and

Lamberton EDA of Lamberton, Minnesota, desires to sell and assign all of its rights (as buyer) therein to Highwater Ethanol, LLC.

NOW, THEREFORE, the undersigned parties agree as follows:

1.             Lamberton EDA of Lamberton, Minnesota, hereby assigns all of its rights, title, interest and obligations in and to said Option to Purchase Real Estate (including its right to purchase said real estate) to Highwater Ethanol, LLC.

2.             Highwater Ethanol, LLC will pay Lamberton EDA of Lamberton, Minnesota, Five Thousand and no/100 Dollars ($5,000.00) in order to obtain this assignment.

3.             Imker Farms, a general partnership under the laws of the State of Minnesota, hereby consents and agrees to said assignment to Highwater Ethanol, LLC (but acknowledge that pursuant to paragraph 7 of said Option, that such is freely assignable by Lamberton EDA, without any consent by Imker Farms).

4.             Imker Farms hereby agrees to cooperate, including, but not limited to executing ay and all applications or documents necessary, so that Highwater Ethanol, LLC can proceed to rezone and/or obtain any permission or approvals necessary so Highwater Ethanol, LLC can proceed to develop and then construct an ethanol facility on or adjoining the real estate covered by said Option to Purchase Real Estate.

5.             This Assignment shall be binding on the heirs, successors and assigns of the parties hereto and constitutes the entire contract between the parties hereto and no modification hereof shall be binding unless endorsed in writing by the party to be affected.

Dated: August 9, 2006

ASSIGNOR:	ASSIGNEE:

LAMBERTON EDA	HIGHWATER ETHANOL, LLC
LAMBERTON, MINNESOTA

By:	/s/ Steve Krinke		By:	/s/ Brian Kletscher

	Its:	EDA President		Its:	President

By:	/s/ Gwen E. Batalden		By:	/s/ David G. Moldan

	Its:	Secretary		Its:	director

The undersigned hereby consents to the terms contained herein, specifically including the “cooperation” clause contained herein.

IMKER FARMS

By:	/s/ Arden Imker
Arden Imker, a general partner

By:	/s/ Lester Imker
Lester Imker, a general partner